The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

Preliminary Structural and Collateral Term Sheet

$1,239,000,000(Approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2005-A5 Mortgage Pass-Through Certificates, Series 2005-A5 06/27/2005

Features of the Transaction

- Offering consists of approximately [1,239mm] of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction

- There are approximately 5 groups of Senior Certificates, which may vary.

- The Credit Support for the Senior Certificates of Pools 1, 2, 3, 4 & 5 is Cross-Collateralized, with respect to losses

Key Terms

Issuer :	J.P.Morgan Mortgage Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	[5%] clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are
SMEEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination (Group 1):	3.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC

Time Table

Cut-Off Date	July 1, 2005
Settlement Date	July 29, 2005
First Distribution Date	August 25, 2005
Distribution Date	25th or Next Business Day

Preliminary Mortgage Pool Data (approximate)

	Pool 1	Pool 2	Pool 3	Pool 4	Pool 4
Collateral Type	7Yr Hybrid	5Yr Hybrid	7Yr Hybrid	10Yr Hybrid	10Yr Hybrid
	ARMs	ARMs	ARMs	ARMs	ARMs
Outstanding Principal Balance	275,000,000	350,478,995	92,062,633	391,598,484	175,339,926
Number of Mortgage Loans	539	632	154	528	333
Average Principal Balance	542,697	588,165	597,855	764,020	546,815
Weighted Average Net Mortgage Rate	5.20%	5.17%	5.36%	5.42%	4.94%
Weighted Average Maturity	359	359	358	358	339
Weighted Average Seasoning	1	1	2	2	20
Weighted Average Months to Roll	83	59	82	118
ARM Index	LY1(100%)	LY1(100%)	LY1(72%),LM6(28%)	LY1(86%),LM6(14%)	LY1(63%),CMT(37%)

Weighted Average Gross Margin	2.29	2.27	2.19	2.28	2.29
Initial Periodic Rate Cap	5.00	5.00	5.08	5.00	4.85
Subsequent Periodic Rate Cap	2.00	2.00	1.76	1.86	2.01
Lifetime Rate Cap	5.00	5.00	5.08	5.00	4.99
Weighted Average Loan-to-Value	68%	71%	69%	64%	63%
Weighted Average FICO Score	737	736	735	742	735
Geographic Distribution	CA(42%),NY(16%)	CA(52%),FL(8%)	CA(24%),FL(10%)	NY(31%),CA(28%)	NY(46%),CA(23%)
Percent Owner Occupied	93%	89%	93%	87%	95%
Percent Single Family / PUD	79%	81%	87%	68%	72%
Interest Only	24%	61%	78%	40%	0%
Primary Servicer	Chase	Chase	Chase	Chase	Chase
Other Servicer		PHH	PHH	PHH

JPMSI Contact Information

Trading/Structuring	Greg Boester
	Tom Scudese	212.834.2499
	Marc Simpson

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the  purchase or sale of any financial instrument. Securit ies or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must  make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained her ein is qualified in its entirety by the  information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such  information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to  the securities and any other information subsequently filed with the Securities and Exchange Commission. These mater ials are subject to change, completion or amendment from  time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes  only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be  made by you based solely upon the information contained in the final prospectus and prospectus supplemen t relating to the securities. You should consult your own counsel,  accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said  material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and  each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax  structure of the issuer and the certifi cates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the  identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the  attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based  reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or  accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

J.P. Morgan Mortgage Trust 2005-A5

Mortgage Pass-Through Certificates, Series 2005-A5

Deal Summary Report

Assumptions	Collateral
Settlement	29-Jul-05	Prepay	25 CPR	Balance	WAC	WAM	Age	WAL
1st Pay Date	25-Aug-05	Default	0 CDR	$1,274,143,006.52	5.485	356	4	3.37
Recovery	0 months
Severity	0%

Tranche	Rating	Balance	Coupon	Principal	Avg	Dated
Name	Window	Life	Date
7-1A	265,375,000.00	5.1970	08/05 - 06/12	2.82	01-Jul-05
5-1	338,212,230.05	5.1680	08/05 - 06/10	2.54	01-Jul-05
7-1B	88,840,440.58	5.3580	08/05 - 05/12	2.86	01-Jul-05
10-1A	377,892,537.11	5.4190	08/05 - 05/15	3.03	01-Jul-05
10-1B	159,227,793.55	4.9250	08/05 - 09/13	2.88	01-Jul-05
SUBS	44,595,005.23	5.2340	08/05 - 07/35	9.39	01-Jul-05

Yield Curve

Mat 3MO 6MO 2YR 5YR 10YR 30YR

Yld 3.057 3.259 3.630 3.752 3.972 4.270

Swap curve

3mo 6mo 1yr     2yr     3yr    4yr  5yr   7y

3.47 3.65 3.8325 3.98 4.04 4.09 4.14 4.25

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the  purchase or sale of any financial instrument. Securit ies or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must  make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained her ein is qualified in its entirety by the  information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such  information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to  the securities and any other information subsequently filed with the Securities and Exchange Commission. These mater ials are subject to change, completion or amendment from  time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes  only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be  made by you based solely upon the information contained in the final prospectus and prospectus supplemen t relating to the securities. You should consult your own counsel,  accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said  material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and  each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax  structure of the issuer and the certifi cates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the  identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the  attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based  reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or  accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.